SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 2004
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                          SUNLINK HEALTH SYSTEMS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



          Ohio                         1-12607                  31-0621189
          ----                         -------                  ----------
(State or other jurisdiction         (Commission             (I.R.S. Employer
       of incorporation)             file number)           Identification No.)



            900 Circle 75 Parkway Suite 1300, Atlanta, Georgia 30339
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                    (Address of Principal Executive Offices)


         Registrant's telephone number, including area code 770-933-7000
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Item 2.02 Results of Operations and Financial Condition

     On September 21, 2004, SunLink Health Systems, Inc. issued a press release announcing its results for year ended and quarter ended June 30, 2004; a copy of such press release is attached as Exhibit 99.1 to the report.

     This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits -

          99.1 SunLink Health Systems, Inc. Press Release dated September 21, 2004 - "SunLink Health Systems, Inc. Announces Fiscal 2004 Annual and Fourth Quarter Results"


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SunLink Health Systems, Inc.

Date: September 21, 2004
                                                By: /s/ Mark J. Stockslager
                                                    ----------------------------
                                                    Mark J. Stockslager
                                                    Principal Accounting Officer